Exhibit 99.2 SUPPLEMENTAL FINANCIAL & OPERATING DATA S E C O N D Q U A R T E R ENDE D J U N E 3 0 , 2020

Disclaimers Forward Looking Statements Certain statements in this presentation and that may be made in meetings are forward‐looking statements. Forward‐looking statements are based on VICI Properties Inc.’s (“VICI or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of the words such as "expects", "plans", "opportunities" and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward‐looking statements are based on reasonable assumptions, its results, performance and achievements could differ materially from those expressed in or by the forward‐looking statements and may be affected by a variety of risks and other factors including, among others: the impact of changes in general economic conditions, including low consumer confidence, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy (including stemming from the COVID-19 pandemic and changes in economic conditions as a result of the COVID-19 pandemic); our dependence on subsidiaries of Caesars Entertainment, Inc. (“CEI” or “Caesars”), Penn National Gaming, Inc. (“Penn”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), Century Casinos, Inc. (“Century Casinos”) and Rock Ohio Ventures LLC (“JACK Entertainment”) as tenants of our properties and CEI, Penn, Hard Rock, Century Casinos and JACK Entertainment or certain of their respective subsidiaries as guarantors of the lease payments and the negative consequences any material adverse effect on their respective businesses could have on the Company; the Company’s dependence on the gaming industry; the possibility that the Company’s pending transactions, including the pending $400 million loan to a subsidiary of CEI secured by, among other things, a first priority fee mortgage on the Caesars Forum Convention Center (the “Caesars Forum Mortgage Loan”) and the pending acquisition of approximately 23 acres of land in the vicinity of, or adjacent to, The LINQ Hotel & Casino, Bally’s Las Vegas, Paris Las Vegas and Planet Hollywood gaming facilities (the “Las Vegas Land Acquisition”) pursuant to a non-binding letter of intent with CEI, may not be completed or that completion may be unduly delayed; the Company’s ability to pursue its business and growth strategies may be limited by its substantial debt service requirements and by the requirement that the Company distribute 90% of its real estate investment trust (“REIT”) taxable income in order to qualify for taxation as a REIT and that it distribute 100% of its REIT taxable income in order to avoid current entity-level U.S. Federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of the Company’s tenants to obtain and maintain regulatory approvals in connection with the operation of its properties; the possibility that the Company’s tenants may choose not to renew the respective lease agreements following the initial or subsequent terms of the leases; restrictions on the Company’s ability to sell its properties subject to the lease agreements; CEI’s, Penn’s, Hard Rock’s, Century Casinos’ and JACK Entertainment’s historical results may not be a reliable indicator of their future results; the Company’s substantial amount of indebtedness and ability to service, refinance and otherwise fulfill its obligations under such indebtedness; limits on the Company’s operational and financial flexibility imposed by its debt agreements; the Company’s historical financial information may not be reliable indicators of its future results of operations, financial condition and cash flows; the ability to receive, or delays in obtaining, the governmental and regulatory approvals and consents required to consummate the Company’s pending transactions, or other delays or impediments to completing these transactions; the Company’s ability to obtain or consummate the financing necessary to complete its pending transactions on the terms it currently expect or at all; the possibility that the pending transactions may not be consummated on the terms or timeframe described herein, or at all; the possibility that the Company identifies significant environmental, tax, legal or other issues that materially and adversely impact the value of properties acquired (or other benefits it expects to receive) in any of its pending or recently completed transactions; the effects of its recently completed and pending transactions on the Company, including the future impact on its financial condition, financial and operating results, cash flows, strategy and plans; the possibility the Company’s separation from Caesars Entertainment Operating Company, Inc. fails to qualify as a tax-free spin-off, which could subject it to significant tax liabilities. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on the financial condition, results of operations, cash flows and performance of the Company, its tenants and its pending transactions. The extent to which the COVID-19 pandemic impacts the Company and its tenants will largely depend on future developments that are highly uncertain and cannot be predicted with confidence, including the impact of the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures on our tenants, including various state governments and/or regulatory authorities issuing directives, mandates, orders or similar actions restricting freedom of movement and business operations, such as travel restrictions, border closures, business closures, limitations on public gatherings, quarantines and “shelter-at-home” orders resulting in the closure of our tenants’ operations at our properties. Each of the foregoing could have a material adverse effect on our tenants' ability to satisfy their obligations under their leases with us, including their continued ability to pay rent in a timely manner, or at all, and/or to make capital expenditures or other payments required under their leases. In addition, changes and instability in global, national and regional economic activity and financial markets as a result of the COVID-19 pandemic could negatively impact consumer discretionary spending and travel, which could have a material adverse effect on our tenants' businesses. Investors are cautioned to interpret many of the risks identified here and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2019, Quarterly Reports on Form 10‐Q and the Company’s other filings with the U.S. Securities and Exchange Commission (“SEC”). The Company does not undertake any obligation to update or revise any forward‐looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Caesars, Penn, Hard Rock, Century and JACK Entertainment Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars, Penn, Hard Rock, Century and JACK Entertainment included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC (“CEOC”), the Company's significant lessee, have been filed with the SEC. Certain financial and other information for Caesars, Penn, Hard Rock, Century and JACK Entertainment included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth and rent coverage of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Financial Data Financial information provided herein is as of June 30, 2020 unless otherwise indicated. VICI Q2 2020 Supplemental Financial & Operating Data 2

Corporate Overview

VICI

About VICI Properties (NYSE: VICI)

VICI Properties Inc. ("VICI Properties" or the "Company") is an experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including the world-renowned Caesars Palace. VICI Properties' national, geographically diverse portfolio consists of 31 gaming facilities comprising over 50 million square feet and features approximately 20,200 hotel rooms and more than 200 restaurants, bars and nightclubs. Its properties are leased to industry leading gaming and hospitality operators, including Caesars Entertainment, Inc., Century Casinos Inc., Hard Rock International, JACK Entertainment and Penn National Gaming. VICI Properties also owns four championship golf courses and 34 acres of undeveloped land adjacent to the Las Vegas Strip. VICI Properties' strategy is to create the nation's highest quality and most productive experiential real estate portfolio. For additional information, please visit www.viciproperties.com.

Senior Management

Edward Pitoniak	Chief Executive Officer & Director
John Payne	President & Chief Operating Officer
David Kieske	EVP, Chief Financial Officer
Samantha Gallagher	EVP, General Counsel & Secretary
Gabriel Wasserman	Chief Accounting Officer

Board of Directors

Board of Directors		Independent
James Abrahamson	Director, Chairman of the Board	✓
Diana Cantor	Director, Audit Committee Chair	✓
Monica Douglas	Director	✓
Elizabeth Holland	Director	✓
Craig Macnab	Director, Compensation Committee Chair	✓
Edward Pitoniak	Chief Executive Officer & Director	
Michael Rumbolz	Director, Nominating & Governance Committee Chair	✓

Covering Equity Analysts

Firm	Analyst	Phone	Email
Barclays	Felicia Hendrix	(212) 526-5562	Felicia.hendrix@barclays.com
BofA Merrill Lynch	Shaun Kelley	(646) 855-1005	Shaun.kelley@baml.com
Citi	Smedes Rose	(212) 816-6243	Smedes.rose@citi.com
Deutsche Bank	Carlo Santarelli	(212) 250-5815	Carlo.santarelli@db.com
Evercore ISI	Rich Hightower	(212) 752-0886	Rich.hightower@evercoreisi.com
Goldman Sachs	Stephen Grambling	(212) 902-7832	Stephen.grambling@gs.com
Green Street Advisors	Spenser Allaway	(949) 640-8780	Sallaway@greenstreetadvisors.com
Jefferies	David Katz	(212) 323-3355	Dkatz@jefferies.com
Ladenburg Thalmann & Co.	John Massocca	(212) 409-2543	Jmassoca@ladenburg.com
Macquarie	Jordan Bender	(212) 231-6558	Jordan.bender@macquarie.com
Morgan Stanley	Thomas Allen	(212) 761-3356	Thomas.allen@morganstanley.com
Robert W. Baird	RJ Milligan	(813) 273-8252	Rjmilligan@rwbaird.com
Scotiabank	Greg McGinniss	(212) 225-6906	Greg.mcginniss@scotiabank.com
SMBC Nikko Securities	Richard Anderson	(646) 521-2351	Randerson@smbcnikko-si.com
Stifel Nicolaus	Simon Yarmak	(443) 224-1345	Yarmaks@stifel.com
Sun Trust Robinson Humphrey	Barry Jonas	(212) 590-0998	Barry.jonas@suntrust.com
Union Gaming	John DeCree	(702) 691-3213	John.decree@uniongaming.com
Wolfe Research	Jared Shojaian	(214) 699-4506	Jshojaian@wolferesearch.com
Wells Fargo	Todd Stender	(562) 637-1371	Todd.stender@wellsfargo.com

Covering High Yield Analysts

Firm	Analyst	Phone	Email
BofA Merrill Lynch	James Kayler	(646) 855-9223	James.f.kayler@baml.com
Deutsche Bank	Luis Chinchilla	(212) 250-9980	Luis.chinchilla@db.com
Goldman Sachs	Komal Patel	(212) 357-9774	Komal.patel@gs.com
J.P. Morgan	Michael Pace	(212) 270-6530	Michael.pace@jpmorgan.com

Contact Information

Corporate Headquarters
VICI Properties Inc.
535 Madison Ave., 20th Fl
New York, NY 10022
(646) 949-4631

Transfer Agent
Computershare
2335 Alaska Avenue
El Segundo, CA 90245
(800) 962-4284
www.computershare.com

Public Markets Detail
Ticker: VICI
Exchange: NYSE

Investor Relations
investors@viciproperties.com

Public Relations
pr@viciproperties.com

VICI Q2 2020 Supplemental Financial & Operating Data

3

Table of Contents Portfolio & Financial Overview 5 Consolidated Balance Sheets 6-7 Consolidated Statements of Operations 8-9 Revenue Breakdown 10-11 Non‐GAAP Financial Measures 12-13 Capitalization 14 Property Overview 15 Properties Breakdown 16-17 Summary of Current Lease Terms 18-19 Recent Activity 20-21 Embedded Growth Pipeline 22 Definitions of Non-GAAP Financial Measures 23 VICI Q2 2020 Supplemental Financial & Operating Data 4

Portfolio & Financial Overview

(amounts in thousands, except per share data and portfolio and property data)

VICI

Financial Highlights

	Three Months Ended				
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019
Net Income (Loss) Per Share					
Basic and Diluted	$0.47	($0.05)	$0.21	$0.31	$0.37
Funds From Operations Per Share [1]					
Basic and Diluted	$0.47	($0.05)	$0.21	$0.31	$0.37
Adjusted Funds From Operations Per Share [1]					
Basic	$0.36	$0.39	$0.38	$0.36	$0.38
Diluted	$0.36	$0.38	$0.37	$0.35	$0.38
Net Income (Loss) Attributable to Common Stockholders	$229,402	($24,012)	$98,631	$144,435	$152,049
Adjusted EBITDA [1]	$248,413	$244,704	$229,681	$211,669	$206,244
Annualized Dividend Per Share	$1.19	$1.19	$1.19	$1.19	$1.15
Dividend Yield at Period End	5.9%	7.2%	4.7%	5.3%	5.2%

Summary Capitalization and Credit Ratings

Equity Market Capitalization	$10,774,752
Total Debt	$6,850,000
Cash, Cash Equivalents & Restricted Cash[2]	$3,680,536
Enterprise Value	$13,944,216
Net Leverage Ratio[3]	3.4x

Credit Ratings	
Moody's	Ba3
Standard & Poor's	BB
Fitch	BB

Debt Composition



Floating Rate
1%
Fixed Rate
99%



Secured
31%
Unsecured
69%

Portfolio Data

Properties	31
Golf Courses	4
Developable Las Vegas Strip Land (acres)[4]	34
States	12
MSAs	17
Weighted Average Remaining Lease Term, Including Renewal Options (years)[5]	32.7

Tenant MSA Diversity



% of Total SF			
Philadelphia	26%	Omaha	3%
Las Vegas	25%	Memphis	2%
San Francisco	8%	Laughlin	2%
New Orleans	6%	Cleveland	2%
Dallas	6%	Pittsburgh	2%
Chicago	5%	Nashville	1%
Louisville	5%	Cincinnati	1%
Detroit	4%	St. Louis	0%
Kansas City	3%		

Geographic Rent Diversity



Las Vegas
31%
Regional
69%

1. See "Non-GAAP Financial Measures" on pages 12-13 of this presentation for the reconciliations of these Non-GAAP Financial Measures.
2. As of June 30, 2020, restricted cash was solely related to funds held in escrow from the February 2020 Senior Unsecured Notes offering which were subsequently used to consummate the transactions contemplated by the Master Transaction Agreement entered into by the Company and Eldorado Resorts, Inc. (the "Eldorado Transaction") on July 20, 2020.
3. Net Leverage Ratio is defined as Total Debt less Cash, Cash Equivalents & Restricted Cash divided by Adjusted EBITDA for the last twelve months ended June 30, 2020. See "Definitions of Non-GAAP Financial Measures" on page 23 of this presentation for the definition of Adjusted EBITDA.
4. Excludes the Las Vegas Land Acquisition announced on June 15, 2020, which remains cross-conditioned on the consummation of the Caesars Forum Mortgage Loan and subject to, among other things, the completion of due diligence and negotiation of definitive documentation.
5. Weighted average remaining lease term, including renewal options, as of June 30, 2020.

VICI Q2 2020 Supplemental Financial & Operating Data

5

Consolidated Balance Sheets (amounts in thousands, except share and per share data) June 30, 2020 December 31, 2019 Assets Real estate portfolio: Investments in leases - direct financing and sales-type, net $ 10,372,656 $ 10,734,245 Investments in leases - operating 1,086,658 1,086,658 Investments in leases - financing receivables, net 812,636 — Investments in loans, net 49,876 — Land 94,711 94,711 Cash and cash equivalents 1,680,536 1,101,893 Restricted cash 2,000,000 — Short-term investments — 59,474 Other assets 180,561 188,638 Total assets $ 16,277,634 $ 13,265,619 Liabilities Debt, net $ 6,758,132 $ 4,791,563 Accrued interest 48,828 20,153 Deferred financing liability 73,600 73,600 Deferred revenue 358 70,340 Dividends payable 158,659 137,056 Other liabilities 163,646 123,918 Total liabilities 7,203,223 5,216,630 Stockholders' equity Common stock, $0.01 par value, 700,000,000 shares authorized and 533,667,755 and 461,004,742 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively 5,337 4,610 Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at June 30, 2020 and December 31, 2019 — — Additional paid-in capital 9,296,511 7,817,582 Accumulated other comprehensive loss (117,265) (65,078) Retained (deficit) earnings (191,835) 208,069 Total VICI stockholders' equity 8,992,748 7,965,183 Non-controlling interests 81,663 83,806 Total stockholders' equity 9,074,411 8,048,989 Total liabilities and stockholders' equity $ 16,277,634 $ 13,265,619 On January 1, 2020, we adopted ASC 326 – “Credit Losses” (“CECL”) and, as a result, we are required to estimate and record non-cash credit losses related to our historical and any future investments in direct financing and sales-type leases, lease financing receivables and loans. As of June 30, 2020, our Investments in leases – direct financing and sales-type, Investments in leases – financing receivables and Investments in loans are net of $355.3 million, $37.6 million and $0.4 million of Allowance for credit losses, respectively. The credit loss standard does not require retrospective application and as such there is no corresponding allowance as of December 31, 2019. Refer to Note 6 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 for further details. VICI Q2 2020 Supplemental Financial & Operating Data 6

Consolidated Balance Sheets – Quarterly

VICI

(amounts in thousands, except share and per share data)

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Assets				
Real estate portfolio:				
Investments in leases - direct financing and sales-type, net	$ 10,372,656	$ 10,330,728	$ 10,734,245	$ 10,455,900
Investments in leases - operating	1,086,658	1,086,658	1,086,658	1,086,658
Investments in leases - financing receivables, net	812,636	794,055	—	—
Investments in loans, net	49,876	48,470	—	—
Land	94,711	94,711	94,711	94,711
Cash and cash equivalents	1,680,536	369,052	1,101,893	431,423
Restricted cash	2,000,000	2,002,032	—	32,087
Short-term investments	—	—	59,474	342,767
Other assets	180,561	181,507	188,638	137,920
Total assets	**$ 16,277,634**	**$ 14,907,213**	**$ 13,265,619**	**$ 12,581,466**
Liabilities				
Debt, net	$ 6,758,132	$ 6,754,485	$ 4,791,563	$ 4,125,473
Accrued interest	48,828	51,162	20,153	23,945
Deferred financing liability	73,600	73,600	73,600	73,600
Deferred revenue	358	476	70,340	250
Dividends payable	158,659	139,304	137,056	137,048
Other liabilities	163,646	164,155	123,918	147,081
Total liabilities	**7,203,223**	**7,183,182**	**5,216,630**	**4,507,397**
Stockholders' equity				
Common stock	5,337	4,686	4,610	4,610
Preferred stock	—	—	—	—
Additional paid-in capital	9,296,511	8,018,568	7,817,582	7,816,233
Accumulated other comprehensive loss	(117,265)	(118,216)	(65,078)	(77,116)
Retained (deficit) earnings	(191,835)	(262,470)	208,069	246,587
Total VICI stockholders' equity	8,992,748	7,642,568	7,965,183	7,990,314
Non-controlling interests	81,663	81,463	83,806	83,755
Total stockholders' equity	9,074,411	7,724,031	8,048,989	8,074,069
Total liabilities and stockholders' equity	**$ 16,277,634**	**$ 14,907,213**	**$ 13,265,619**	**$ 12,581,466**

As of June 30, 2020, our Investments in leases – direct financing and sales-type, Investments in leases – financing receivables and Investments in loans are net of $355.3 million, $37.6 million and $0.4 million of Allowance for credit losses, respectively. As of March 31, 2020, our Investments in leases – direct financing and sales-type, Investments in leases – financing receivables and Investments in loans are net of $400.4 million, $56.6 million and $1.9 million of Allowance for credit losses, respectively. The credit loss standard does not require retrospective application and as such there is no corresponding allowance as of December 31, 2019 or September 30, 2019. Refer to Note 6 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 for further details.

VICI Q2 2020 Supplemental Financial & Operating Data

7

VICI

Consolidated Statements of Operations

(amounts in thousands, except share and per share data)

	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
Revenues				
Income from direct financing and sales-type leases	$ 223,895	$ 201,549	$ 448,147	$ 397,299
Income from operating leases	10,913	10,914	21,826	21,827
Income from lease financing receivables and loans	17,026	—	29,869	—
Other income	733	—	1,426	—
Golf operations	5,335	8,283	11,635	15,622
Revenues	257,902	220,746	512,903	434,748
Operating expenses				
General and administrative	7,498	6,518	14,513	12,743
Depreciation	1,213	1,018	2,080	1,948
Other expenses	736	—	1,439	—
Golf operations	4,139	4,848	8,509	8,940
Change in allowance for credit losses	(65,480)	—	84,028	—
Transaction and acquisition expenses	1,160	2,867	5,677	3,756
Total operating expenses	(50,734)	15,251	116,246	27,387
Operating income	308,636	205,495	396,657	407,361
Interest expense	(77,693)	(54,819)	(153,786)	(108,405)
Interest income	1,009	4,004	6,529	9,171
Loss from extinguishment of debt	—	—	(39,059)	—
Income before income taxes	231,952	154,680	210,341	308,127
Income tax expense	(309)	(553)	(763)	(1,074)
Net income	231,643	154,127	209,578	307,053
Less: Net income attributable to non-controlling interest	(2,241)	(2,078)	(4,188)	(4,155)
Net income attributable to common stockholders	$ 229,402	$ 152,049	$ 205,390	$ 302,898
Net income per common share				
Basic	$ 0.47	$ 0.37	$ 0.43	$ 0.74
Diluted	$ 0.47	$ 0.37	$ 0.43	$ 0.74
Weighted average number of shares of common stock outstanding				
Basic	489,012,165	412,309,577	477,094,795	409,040,025
Diluted	489,213,427	412,821,400	481,652,482	409,473,202
Impact to net income related to non-cash change in allowance for credit losses - CECL[1]	$ 65,480	$ —	$ (84,028)	$ —
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ 0.13	$ —	$ (0.18)	$ —
Diluted	$ 0.13	$ —	$ (0.17)	$ —

1. Refer to Note 6 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 for further details.

VICI Q2 2020 Supplemental Financial & Operating Data

8

Consolidated Statements of Operations – Quarterly

VICI

(amounts in thousands, except share and per share data)

	Three Months Ended			
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Revenues				
Income from direct financing and sales-type leases	$ 223,895	$ 224,252	$ 218,905	$ 206,001
Income from operating leases	10,913	10,913	10,913	10,913
Income from lease financing receivables and loans	17,026	12,843	—	—
Other income	733	693	—	—
Golf operations	5,335	6,300	7,719	5,599
Revenues	257,902	255,001	237,537	222,513
Operating expenses				
General and administrative	7,498	7,015	5,109	6,717
Depreciation	1,213	867	883	1,000
Other expenses	736	703	—	—
Golf operations	4,139	4,370	4,538	5,423
Change in allowance for credit losses	(65,480)	149,508	—	—
Transaction and acquisition expenses	1,160	4,517	249	993
Total operating expenses	(50,734)	166,980	10,779	14,133
Operating income	308,636	88,021	226,758	208,380
Interest expense	(77,693)	(76,093)	(71,448)	(68,531)
Interest income	1,009	5,520	4,153	6,690
Loss from extinguishment of debt	—	(39,059)	(58,143)	—
Income (loss) before income taxes	231,952	(21,611)	101,320	146,539
Income tax expense	(309)	(454)	(607)	(24)
Net income (loss)	231,643	(22,065)	100,713	146,515
Less: Net income attributable to non-controlling interest	(2,241)	(1,947)	(2,082)	(2,080)
Net income (loss) attributable to common stockholders	$ 229,402	$ (24,012)	$ 98,631	$ 144,435
Net income (loss) per common share				
Basic	$ 0.47	$ (0.05)	$ 0.21	$ 0.31
Diluted	$ 0.47	$ (0.05)	$ 0.21	$ 0.31
Weighted average number of shares of common stock outstanding				
Basic	489,012,165	465,177,425	460,689,199	460,666,295
Diluted [1]	489,213,427	465,177,425	472,642,363	465,771,668
Impact to net income (loss) related to non-cash change in allowance for credit losses - CECL [2]	$ 65,480	$ (149,508)	—	—
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ 0.13	$ (0.32)	—	—
Diluted	$ 0.13	$ (0.32)	—	—

1. For the calculation of diluted net (loss) income per common share for the quarter ending March 31, 2020, the diluted weighted average number of shares of common stock outstanding is equal to the basic weighted average number of shares of common stock outstanding. Refer to page 13 for further details.
2. Refer to Note 6 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 for further details.

VICI Q2 2020 Supplemental Financial & Operating Data

9

VICI

Revenue Breakdown

(amounts in thousands, except share and per share data)

	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
Contractual leasing revenues (cash rent)				
Caesars Palace Las Vegas	$ 41,023	$ 40,176	$ 82,046	$ 80,352
Caesars Palace Las Vegas, classified as operating lease revenue	10,913	10,914	21,826	21,827
Non-CPLV & Joliet[1]	127,134	125,255	254,267	250,510
Harrah's Las Vegas	22,289	22,068	44,578	44,137
Margaritaville Bossier City	5,886	5,800	11,743	11,538
Greektown	13,889	5,973	27,778	5,973
Hard Rock Cincinnati	10,687	—	21,375	—
Century Portfolio	6,250	—	12,500	—
JACK Cleveland/Thistledown, classified as lease financing revenue	16,470	—	28,867	—
Total contractual leasing revenues (cash rent)	$ 254,541	$ 210,186	$ 504,980	$ 414,337
Investments in loans	1,119	—	1,955	—
Golf operations	5,335	8,283	11,635	15,622
Total cash revenue	$ 260,995	$ 218,469	$ 518,570	$ 429,959
Non-cash lease adjustments [2]				
Caesars Palace Las Vegas	$ (2,645)	$ (1,725)	$ (5,216)	$ (3,428)
Non-CPLV & Joliet[1]	3,448	4,800	7,013	9,471
Harrah's Las Vegas	(450)	(206)	(892)	(408)
Margaritaville Bossier City	(1,122)	(322)	(2,169)	(576)
Greektown	(2,508)	(270)	(4,918)	(270)
Hard Rock Cincinnati	(233)	—	(448)	—
Century Portfolio	247	—	490	—
JACK Cleveland/Thistledown	(546)	—	(923)	—
Total non-cash lease adjustments	$ (3,809)	$ 2,277	$ (7,063)	$ 4,789
Investments in loans non-cash adjustment	(17)	—	(30)	—
Total non-cash adjustments	$ (3,826)	$ 2,277	$ (7,093)	$ 4,789
Other income	733	—	1,426	—
Total GAAP revenues	$ 257,902	$ 220,746	$ 512,903	$ 434,748

1. Includes 100% of revenues. A JV partner owns a 20% non-controlling interest in Harrah's Joliet.
2. Amounts represent the non-cash adjustment to income from direct financing leases, sales-type leases and lease financing receivables in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases.

VICI Q2 2020 Supplemental Financial & Operating Data

10

VICI

Revenue Breakdown – Quarterly

(amounts in thousands, except share and per share data)

	Three Months Ended			
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Contractual leasing revenues (cash rent)				
Caesars Palace Las Vegas	$ 41,023	$ 41,023	$ 40,741	$ 40,176
Caesars Palace Las Vegas, classified as operating lease revenue	10,913	10,913	10,913	10,913
Non-CPLV & Joliet [1]	127,134	127,133	126,507	125,255
Harrah's Las Vegas	22,289	22,289	22,068	22,069
Margaritaville Bossier City	5,886	5,857	5,800	5,800
Greektown	13,889	13,889	13,889	13,889
Hard Rock Cincinnati	10,687	10,688	10,687	1,306
Century Portfolio	6,250	6,250	1,747	—
JACK Cleveland/Thistledown, classified as lease financing revenue	16,470	12,397	—	—
Total contractual leasing revenues (cash rent)	$ 254,541	$ 250,439	$ 232,352	$ 219,408
Investment in loans	1,119	836	—	—
Golf operations	5,335	6,300	7,719	5,599
Total cash revenue	$ 260,995	$ 257,575	$ 240,071	$ 225,007
Non-cash lease adjustments [2]				
Caesars Palace Las Vegas	$ (2,645)	$ (2,571)	$ (2,337)	$ (1,747)
Non-CPLV & Joliet [1]	3,448	3,565	3,805	4,935
Harrah's Las Vegas	(450)	(442)	(214)	(210)
Margaritaville Bossier City	(1,122)	(1,047)	(1,098)	(2,536)
Greektown	(2,508)	(2,410)	(2,452)	(2,936)
Hard Rock Cincinnati	(233)	(215)	(238)	—
Century Portfolio	247	243	—	—
JACK Cleveland/Thistledown	(546)	(377)	—	—
Total non-cash lease adjustments	$ (3,809)	$ (3,254)	$ (2,534)	$ (2,494)
Investment in loans non-cash adjustment	(17)	(13)	—	—
Total non-cash adjustments	$ (3,826)	$ (3,267)	$ (2,534)	$ (2,494)
Other income	733	693	—	—
Total GAAP revenues	$ 257,902	$ 255,001	$ 237,537	$ 222,513

1. Includes 100% of revenues. A JV partner owns a 20% non-controlling interest in Harrah's Joliet.
2. Amounts represent the non-cash adjustment to income from direct financing leases, sales-type leases and lease financing receivables in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases.

VICI Q2 2020 Supplemental Financial & Operating Data

11

Non‐GAAP Financial Measures (amounts in thousands, except share and per share data) Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net income attributable to common stockholders $ 229,402 $ 152,049 $ 205,390 $ 302,898 Real estate depreciation — — — — Funds From Operations (FFO)1 229,402 152,049 205,390 302,898 Non-cash leasing and financing adjustments attributable to common stockholders 3,869 (2,210) 7,179 (4,656) Non-cash change in allowance for credit losses attributable to common stockholders (65,323) — 84,049 — Transaction and acquisition expenses 1,160 2,867 5,677 3,756 Non-cash stock-based compensation 2,012 1,366 3,362 2,417 Amortization of debt issuance costs and original issue discount 4,837 1,899 11,136 3,364 Other depreciation 1,183 1,016 2,026 1,943 Capital expenditures (883) (212) (1,645) (1,403) Loss on extinguishment of debt — — 39,059 — Adjusted Funds From Operations (AFFO)1 176,257 156,775 356,233 308,319 Interest expense, net 71,847 48,916 136,121 95,870 Income tax expense 309 553 763 1,074 Adjusted EBITDA1 $ 248,413 $ 206,244 $ 493,117 $ 405,263 Net income per common share Basic and diluted $ 0.47 $ 0.37 $ 0.43 $ 0.74 FFO per common share Basic and diluted $ 0.47 $ 0.37 $ 0.43 $ 0.74 AFFO per common share Basic $ 0.36 $ 0.38 $ 0.75 $ 0.75 Diluted $ 0.36 $ 0.38 $ 0.74 $ 0.75 Weighted average number of shares of common stock outstanding Basic 489,012,165 412,309,577 477,094,795 409,040,025 Diluted 489,213,427 412,821,400 481,652,482 409,473,202 1. See definitions of Non-GAAP Financial Measures on page 23 of this presentation. VICI Q2 2020 Supplemental Financial & Operating Data 12

Non-GAAP Financial Measures – Quarterly

(amounts in thousands, except share and per share data)

VICI

	Three Months Ended			
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Net income (loss) attributable to common stockholders	$ 229,402	$ (24,012)	$ 98,631	$ 144,435
Real estate depreciation	—	—	—	—
Funds From Operations (FFO)[1]	**229,402**	**(24,012)**	**98,631**	**144,435**
Non-cash leasing and financing adjustments attributable to common stockholders	3,869	3,310	2,585	2,563
Non-cash change in allowance for credit losses attributable to common stockholders	(65,323)	149,372	—	—
Transaction and acquisition expenses	1,160	4,517	249	993
Non-cash stock-based compensation	2,012	1,350	1,402	1,404
Amortization of debt issuance costs and original issue discount	4,837	6,299	14,854	14,816
Other depreciation	1,183	843	875	997
Capital expenditures	(883)	(762)	(106)	(588)
Loss on extinguishment of debt	—	39,059	58,143	—
Adjusted Funds From Operations (AFFO)[1]	**176,257**	**179,976**	**176,633**	**164,620**
Interest expense, net	71,847	64,274	52,441	47,025
Income tax expense	309	454	607	24
Adjusted EBITDA[1]	**$ 248,413**	**$ 244,704**	**$ 229,681**	**$ 211,669**
Net income (loss) per common share				
Basic and diluted	$ 0.47	$ (0.05)	$ 0.21	$ 0.31
FFO per common share				
Basic and diluted	$ 0.47	$ (0.05)	$ 0.21	$ 0.31
Weighted average number of shares of common stock outstanding - Net Income (Loss) and FFO				
Basic	489,012,165	465,177,425	460,689,199	460,666,295
Diluted	489,213,427	465,177,425	472,642,363	465,771,668
AFFO per common share				
Basic	$ 0.36	$ 0.39	$ 0.38	$ 0.36
Diluted	$ 0.36	$ 0.38	$ 0.37	$ 0.35
Weighted average number of shares of common stock outstanding - AFFO				
Basic	489,012,165	465,177,425	460,689,199	460,666,295
Diluted[2]	489,213,427	475,552,624	472,642,363	465,771,668

1. See definitions of Non-GAAP Financial Measures on page 23 of this presentation.
2. For the three months ended March 31, 2020, the diluted weighted average number of shares of common stock outstanding in relation to AFFO is adjusted to include the dilutive effect, using the treasury stock method, of the assumed conversion of our restricted stock in the amount of 83,367 shares and the assumed settlement of our June 2019 Forward Sale Agreements in the amount of 10,291,832 shares. For the three months ended March 31, 2020, such amounts have been excluded from the diluted weighted average number of shares of common stock in relation to net loss and FFO as these were in loss positions and the effect of inclusion would have been anti-dilutive.

VICI Q2 2020 Supplemental Financial & Operating Data

13

Capitalization

($ amounts in thousands, except share and per share data)

VICI

Debt	Maturity Date	Interest Rate	Interest Frequency	Credit Rating Moody's/S&P/Fitch	Balance as of June 30, 2020	% of Total	Prepayment Option	Years to Maturity
VICI PropCo Senior Secured Credit Facilities								
Revolving Credit Facility	5/15/2024	L+2.00%	Monthly[1]		-	0%	-	3.9 years
Term Loan B Facility	12/22/2024	L+1.75%[2]	Monthly[3]	Ba2 / BBB- / BBB-	2,100,000	31%	Par	4.5 years
Senior Unsecured Notes Due 2025	2/15/2025	3.50%	Semi-Annually	Ba3 / BB / BB	750,000	11%	NC 2	4.6 years
Senior Unsecured Notes Due 2026	12/1/2026	4.25%	Semi-Annually	Ba3 / BB / BB	1,250,000	18%	NC 3	6.4 years
Senior Unsecured Notes Due 2027	2/15/2027	3.75%	Semi-Annually	Ba3 / BB / BB	750,000	11%	NC 3	6.6 years
Senior Unsecured Notes Due 2029	12/1/2029	4.63%	Semi-Annually	Ba3 / BB / BB	1,000,000	15%	NC 5	9.4 years
Senior Unsecured Notes Due 2030	8/15/2030	4.13%	Semi-Annually	Ba3 / BB / BB	1,000,000	15%	NC 5	10.1 years
Total Debt		**4.18%[4]**			**$6,850,000**	**100%**		**6.6 years**

Fixed Rate	$6,750,000	99%
Variable Rate	$100,000	1%

Equity	
Shares Outstanding as of 6/30/2020	533,667,755
Share Price as of 6/30/2020	$20.19
Equity Market Capitalization	**$10,774,752**

Enterprise Value	
Total Debt plus Equity Market Capitalization	$17,624,752
Less: Cash, Cash Equivalents & Restricted Cash[5]	3,680,536
Total Enterprise Value	**$13,944,216**

Total Liquidity	
Revolving Credit Facility Capacity (Undrawn as of 6/30/2020)	$1,000,000
Cash, Cash Equivalents & Restricted Cash[5]	3,680,536
Total Liquidity	**$4,680,536**

1. Commitment fees (0.375%-0.500% depending on leverage) on the undrawn portion of the Revolving Credit Facility are paid quarterly.
2. On April 24, 2018, VICI swapped $1.5 billion of variable rate debt at a fixed rate of 2.8297%. The interest rate swap agreements each have an effective date of May 22, 2018 and a termination date of April 22, 2023. On January 3, 2019, VICI swapped $500 million of variable rate debt at a blended rate of 2.38%. The interest rate swap agreements each have an effective date of January 22, 2019 and a termination date of January 22, 2021.
3. The Term Loan B Facility requires scheduled quarterly payments in amounts equal to 0.25% of the original principal amount adjusted for prepayments permitted pursuant to the Credit Agreement dated December 22, 2017 (the "Credit Agreement").
4. Based on one month LIBOR of 0.16% as of June 30, 2020. Includes impact of interest rate swaps.
5. As of June 30, 2020, restricted cash was solely related to funds held in escrow from the February 2020 Senior Unsecured Notes offering which were subsequently released from escrow and used to consummate the Eldorado Transaction on July 20, 2020.

VICI Q2 2020 Supplemental Financial & Operating Data

14

Property Overview

VICI

Caesars Palace Las Vegas


Caesars

Hard Rock Cincinnati


Hard Rock

JACK Cleveland


JACK Entertainment


Lake Tahoe / Reno
Las Vegas
Laughlin
Council Bluffs
North Kansas City
Joliet / Hammond
Detroit
Cleveland
Cincinnati
Louisville
Philadelphia
Atlantic City
Metropolis
Tunica Resorts / Robinsonville
Bossier City
Biloxi
New Orleans

★ **CURRENT PORTFOLIO**

★ **PENDING DISPOSITIONS[1]**
Harrah's Reno
Bally's Atlantic City

★ **OWNED GOLF COURSES**
Cascata, Boulder City, NV
Rio Secco, Henderson, NV
Grand Bear, Saucier, MS
Chariot Run, Laconia, IN

★ **DESIGNATED PUT-CALL PROPERTIES[2]**
Indiana Grand Racing & Casino
Harrah's Hoosier Park
Caesars Forum Convention Center

★ **DESIGNATED ROFR PROPERTIES[3]**
Bally's Las Vegas
Flamingo Las Vegas
Paris Las Vegas
Planet Hollywood
The LINQ
Horseshoe Baltimore

VICI Continues to Diversify its Rent Base

VICI At Formation


% LV Rent
26%
74%
% Regional Rent

VICI Post Eldorado Transaction


% LV Rent
31%
69%
% Regional Rent

Harrah's Lake Tahoe


Caesars

Century Casino Cape Girardeau


Isle
Century Casinos

Greektown Casino-Hotel


Penn National Gaming

1. On December 31, 2019, VICI and Caesars jointly entered into a definitive agreement to sell Harrah's Reno, as subsequently amended on May 29, 2020, for $41.5 million to a third party; the proceeds shall be split 75% to VICI and 25% to Caesars. On April 24, 2020, VICI and Caesars entered into definitive agreements to sell Bally's Atlantic City for $25 million to a third party; the proceeds shall be split ~$19.0 million to VICI and ~$6.0 million to Caesars. The annual rent payments under the Regional Master Lease will remain unchanged following completion of the dispositions. The dispositions are subject to customary closing conditions and regulatory approvals.
2. The put/call agreement on Harrah's Hoosier Park and Indiana Grand Racing & Casino (13.0x call/12.5x put) can be exercised between January 1, 2022 and December 31, 2024. The Caesars Forum call right can be exercised between January 1, 2027 and December 31, 2027 and the put right can be exercised between January 1, 2024 and December 31, 2024 at 13.0x. Upon closing the Caesars Forum Mortgage Loan and Las Vegas Land Acquisition, the Caesars Forum put/call agreement will be further amended such that the call right can be exercised between the maturity date of the Caesars Forum Mortgage Loan in 2025 and December 31, 2026 at 13.0x.
3. With respect to the ROFR assets in Las Vegas, the first will be selected from: Flamingo Las Vegas, Bally's Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino, with the second to be selected from one of the previous four plus the LINQ Hotel & Casino. Caesars does not have a contractual obligation to sell the properties subject to the ROFRs and will make independent financial decisions regarding whether to trigger the ROFRs. The exercise of the ROFR over Horseshoe Baltimore is subject to any consent required from applicable joint venture partners of Caesars.

VICI Q2 2020 Supplemental Financial & Operating Data

15

Properties Breakdown

VICI

Major MSAs Served	Property Name	Location	Total Sq. Ft. (000s)	Casino Sq. Ft. (000s)	Meeting Sq. Ft. (000s)	Slot Machines	Table Games	Hotel Rooms
Chicago	Horseshoe Hammond	Hammond, IN	1,716	117	--	2,140	150	--
	Harrah's Joliet	Joliet, IL	1,011	39	6	1,090	40	200
Cincinnati	Hard Rock Cincinnati	Cincinnati, OH	450	100	33	1,800	100	--
Cleveland	JACK Cleveland	Cleveland, OH	294	96	--	1,330	120	--
	JACK Thistledown Racino	North Randall, OH	610	57	--	1,480	--	--
Dallas	Horseshoe Bossier City	Bossier City, LA	1,419	28	22	1,150	70	600
	Harrah's Louisiana Downs	Bossier City, LA	1,118	12	29	820	--	--
	Margaritaville Bossier City	Bossier City, LA	375	30	--	1,221	50	395
Detroit	Greektown Casino	Detroit, MI	2,199	100	14	2,601	62	400
Kansas City	Harrah's North Kansas City	North Kansas City, MO	1,435	60	13	1,240	60	390
Las Vegas	Caesars Palace Las Vegas	Las Vegas, NV	8,579	124	300	1,490	170	3,970
	Harrah's Las Vegas	Las Vegas, NV	4,100	89	24	1,250	90	2,540
Laughlin	Harrah's Laughlin	Laughlin, NV	1,413	56	7	880	40	1,510
Louisville	Caesars Southern Indiana	Elizabeth, IN	2,510	74	24	1,200	90	500
Memphis	Horseshoe Tunica	Robinsonville, MS	1,008	63	20	1,030	100	510
	Tunica Roadhouse[1]	Robinsonville, MS	225	--	19	--	--	140
Nashville	Harrah's Metropolis	Metropolis, IL	474	24	--	840	30	260
New Orleans	Harrah's Gulf Coast	Biloxi, MS	1,031	31	--	770	30	500
	Harrah's New Orleans	New Orleans, LA	1,180	101	47	1,490	160	450
Omaha	Harrah's Council Bluffs	Council Bluffs, IA	790	21	6	520	20	250
	Horseshoe Council Bluffs	Council Bluffs, IA	632	60	--	1,370	70	150
Pittsburgh	Mountaineer Casino	New Cumberland, WV	894	72	70	1,140	42	357

1. In January 2019, Caesars combined the gaming operations of Tunica Roadhouse and Horseshoe Tunica. In January 2020, Caesars permanently closed Tunica Roadhouse although Caesars continues to fulfill its required obligations under the applicable lease.

VICI Q2 2020 Supplemental Financial & Operating Data

16

Properties Breakdown (Continued)

VICI

Major MSAs Served	Property Name	Location	Total Sq. Ft. (000s)	Casino Sq. Ft. (000s)	Meeting Sq. Ft. (000s)	Slot Machines	Table Games	Hotel Rooms
Philadelphia	Caesars Atlantic City	Atlantic City, NJ	3,632	116	29	1,890	130	1,140
	Bally's Atlantic City[1]	Atlantic City, NJ	2,547	127	64	1,770	160	1,210
	Harrah's Atlantic City	Atlantic City, NJ	4,470	156	125	2,050	170	2,590
	Harrah's Philadelphia	Chester, PA	2,000	111	12	2,270	110	--
San Francisco / Sacramento	Harvey's Lake Tahoe	Lake Tahoe, NV	1,670	51	19	610	50	740
	Harrah's Reno[2]	Reno, NV	1,371	43	22	590	20	930
	Harrah's Lake Tahoe	Stateline, NV	1,057	54	18	770	60	510
St. Louis	Century Casino Cape Girardeau	Cape Girardeau, MO	167	42	8	844	24	--
	Century Casino Caruthersville	Caruthersville, MO	90	21	12	511	9	--
Total VICI Properties								
17 MSAs	**31 Properties**	**12 States**	**50,501**	**2,076**	**943**	**38,157**	**2,227**	**20,242**
Golf Courses	Cascata Golf Course	Boulder City, NV	37	--	--	--	--	--
	Rio Secco Golf Course	Henderson, NV	30	--	--	--	--	--
	Grand Bear Golf Course	Saucier, MS	5	--	--	--	--	--
	Chariot Run Golf Course	Laconia, IN	5	--	--	--	--	--

1. On April 24, 2020, VICI and Caesars entered into definitive agreements to sell Bally's Atlantic City for $25 million to a third party. The proceeds of the transaction shall be split approximately $19.0 million to VICI and approximately $6.0 million to Caesars, while the annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition.
2. On December 31, 2019, VICI and Caesars jointly entered into a definitive agreement to sell Harrah's Reno, as subsequently amended on May 29, 2020, for $41.5 million to a third party. The proceeds of the transaction shall be split 75% to VICI and 25% to Caesars, while the annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition.

VICI Q2 2020 Supplemental Financial & Operating Data

17

Summary of Current Lease Terms

VICI

	Regional Master Lease[1]	Las Vegas Master Lease[1]	Margaritaville Bossier City	Greektown
Tenant	Caesars Entertainment	Caesars Entertainment	Penn National Gaming	Penn National Gaming
Current Annual Cash Rent	$662.5 Million[2]	$395.4 Million	$23.5 Million	$55.6 Million
Current Lease Year	Nov. 1, 2019 – Oct. 31, 2020	Nov. 1, 2019 – Oct. 31, 2020	Feb. 1, 2020 – Jan. 31, 2021	June 1, 2020 – May 31, 2021
Annual Escalator	1.5% in years 2-5 >2% / change in CPI thereafter, subject to 2% floor	>2% / change in CPI, subject to 2% floor	2% for Building Base Rent ($17.2 Million)	2% for Building Base Rent ($42.8 Million)
Coverage Floor	None	None	Net Revenue to Rent Ratio: 6.1x beginning in year 2	Net Revenue to Rent Ratio to be mutually agreed upon prior to the commencement of lease year 4
Rent Adjustment[3]	Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable	Year 8, 11 & 16: 80% Base / 20% Variable	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	Percentage (Variable) Rent adjusts every 2 years beginning in year 3
Variable Rent Adjustment Mechanic[3]	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of the average net revenues for trailing 2-year period less threshold amount	4% of the average net revenues for trailing 2-year period less threshold amount
Term	18-year initial term with four 5-year renewal options[4]		15-year initial term with four 5-year renewal options	
Guarantor	Caesars Entertainment, Inc.	Caesars Entertainment, Inc.	Penn National Gaming	Penn National Gaming
Capex	$428mm (together with CPLV) required over rolling 3-year period at $121mm minimum per year ($334mm allocated to regional assets, $84mm allocated to CPLV, and $10mm allocated by the tenant)	CPLV: $84mm (included in the $428mm required under Regional Master Lease) over rolling 3-year period HLV: $171mm between 2017 and 2021; Capex at 1% of net revenue thereafter	Minimum 1% of Net Revenue based on a four-year average	Minimum 1% of Net Revenue based on a four-year average

1. Regional Master Lease consists of 21 Caesars properties leased from VICI and Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah's Las Vegas.
2. Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, Current Annual Cash Rent is $654.4 million.
3. Rent adjustments in the Regional Master Lease and Las Vegas Master Lease occur in lease years based on a lease commencement date of October 6, 2017.
4. Upon the consummation of the Eldorado Transaction, the Caesars Lease Agreements were extended such that each lease will have a full 15-year initial lease term remaining.

VICI Q2 2020 Supplemental Financial & Operating Data

18

Summary of Current Lease Terms (Continued)

VICI

	Hard Rock Cincinnati	Century Master Lease	JACK Cleveland /Thistledown Master Lease[1]
Tenant	Hard Rock Entertainment	Century Casinos	JACK Entertainment
Current Annual Cash Rent	$42.8 Million	$25.0 Million	$65.9 Million[1]
Current Lease Year	Sept. 20, 2019 – Sept. 30, 2020	Dec. 6, 2019 – Dec. 31, 2020	Jan. 24, 2020 – Jan. 31, 2021
Annual Escalator	1.5% in years 2-4 > 2.0% / CPI thereafter	1.0% in years 2-3 > 1.25% / CPI thereafter	1.0% in years 3-4 1.5% in years 5-7 > 1.5% / CPI thereafter (capped at 2.5%)
Coverage Floor	None[2]	Net Revenue to Rent Ratio: 7.5x beginning in year 6	Net Revenue to Rent Ratio: 4.9x beginning in year 6
Rent Adjustment	Year 8: 80% Base (subject to escalator) / 20% Variable	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable
Variable Rent Adjustment Mechanic	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10
Term	Initial term of 15-years with four 5-year renewals		Initial term of 20 years with three 5-year renewals
Guarantor	Seminole Hard Rock Entertainment, Inc.	Century Casinos, Inc.	Rock Ohio Ventures LLC
Capex	Minimum 1% of Net Revenues	Minimum 1% of Net Revenue on a rolling three-year basis for each individual facility; 1% of Net Gaming Revenue per fiscal year for the facilities collectively[3]	Initial minimum of $30 million in first 3 years; 1% of Net Revenues beginning in lease year 4, based on a rolling three-year basis[4]

1. As amended on July 16, 2020. Commencing April 1, 2022, rent will increase by $1.8 million in connection with the funding of a new gaming patio amenity at JACK Thistledown Racino.
2. Starting in lease year 5, if the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year.
3. Capex requirements commence January 1, 2021.
4. Minimum of $30 million includes amounts spent on the gaming patio amenity at JACK Thistledown Racino, gaming equipment and the May Company Garage from the period commencing April 1, 2019 until December 31, 2022.

VICI Q2 2020 Supplemental Financial & Operating Data

19

VICI

Recently Announced Transaction Activity

($ in millions)

Property / Loan	Announcement Date	Status	Rent / Income	Yield	Price / Proceeds / Loan Size	Tenant / Borrower
Pending Transactions						
Las Vegas Land Acquisition (~23 Acres)[1] (Las Vegas, NV)	6/15/2020	Expected Close H2 2020	-	-	$4.5 / Acre	-
Caesars Forum Mortgage Loan[1] (Las Vegas, NV)	6/15/2020	Expected Funding H2 2020	$30.8	7.7%	$400.0	Caesars Entertainment
Pending Dispositions						
Bally's Atlantic City[2] (Atlantic City, NJ)	4/24/2020	Pending	No Change to Rent under Regional Master Lease	N/A	~$19.0	N/A
Harrah's Reno[3] (Reno, NV)	1/15/2020	Pending	No Change to Rent under Regional Master Lease	N/A	$31.1	N/A

1. On June 15, 2020, VICI and Caesars announced pursuant to a non-binding letter of intent that they will enter into definitive agreements pursuant to which, among other things, VICI will provide subsidiaries of Caesars with a $400 million mortgage loan secured by the Caesars Forum Convention Center and will acquire ~23 acres of undeveloped land parcels adjacent to the center of the Las Vegas Strip for a purchase price of $4.5 million per acre for estimated total proceeds of ~$103.5 million. These transactions are cross-conditioned on each other and remain subject to, among other things, the completion of due diligence and negotiation of definitive documentation.
2. On April 24, 2020, VICI and Caesars entered into definitive agreements to sell Bally's Atlantic City for $25 million to a third party. The proceeds of the transaction shall be split approximately $19.0 million to VICI and approximately $6.0 million to Caesars, while the annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition. The disposition is subject to customary closing conditions and regulatory approvals.
3. On December 31, 2019, VICI and Caesars jointly entered into a definitive agreement to sell Harrah's Reno, as subsequently amended on May 29, 2020, for $41.5 million to a third party. The proceeds of the transaction shall be split 75% to VICI and 25% to Caesars, while the annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition. The disposition is subject to customary closing conditions and regulatory approvals.

VICI Q2 2020 Supplemental Financial & Operating Data

20

Completed Acquisition & Capital Markets Activity

($ in millions)

VICI

Completed Transactions

Property	Announcement Date	Closing Date	Rent	Multiple / Cap Rate	Purchase Price	Tenant
Harrah's New Orleans Harrah's Atlantic City Harrah's Laughlin	6/24/2019	7/20/2020	$154.0	11.8x / 8.4%	$1,823.0	Caesars Entertainment
CPLV and HLV Lease Modifications	6/24/2019	7/20/2020	$98.5	14.3x / 7.0%	$1,404.0	Caesars Entertainment
JACK Cleveland Casino JACK Thistledown Racino	10/28/2019	1/24/2020	$65.9	12.8x / 7.8%	$843.3	JACK Entertainment
Century Casino Cape Girardeau Century Casino Caruthersville Mountaineer Casino, Racetrack & Resort	6/17/2019	12/6/2019	$25.0	11.1x / 9.0%	$278.0	Century Casinos
Hard Rock Cincinnati	4/5/2019	9/20/2019	$42.8	13.1x / 7.7%	$558.3	Hard Rock Int'l
Greektown Casino-Hotel	11/14/2018	5/23/2019	$55.6	12.6x / 7.9%	$700.0	Penn National
Margaritaville Resort Casino	6/19/2018	1/2/2019	$23.2	11.3x / 8.9%	$261.1	Penn National

Financing Activities

Debt Capital Markets

Unsecured Notes Offering of $2,500 million
- On February 5, 2020, issued $750 million 5-Year Notes at 3.500%, $750 million 7-Year Notes at 3.750% and $1,000 million 10.5-Year Notes at 4.125% and redeemed in full the $498 million Second Lien Secured Notes on February 20, 2020

Repriced Term Loan B Facility to L + 1.75%
- On January 24, 2020, repriced the Term Loan B Facility from L + 2.00% to L + 1.75%

Inaugural Unsecured Notes Offering of $2,250 million
- On November 26, 2019, issued $1,000 million 7-Year Notes at 4.250% and $1,250 million 10-Year Notes at 4.625% and prepaid the $1,550 million CPLV CMBS debt

Upsized Revolving Credit Facility to $1,000 million
- On May 15, 2019, amended facility to increase borrowing capacity by $600 million and to extend the maturity date to May 2024

Term Loan B - $500 million Swap
- On January 3, 2019, entered into $500 million swap at a blended rate of 2.38%

Equity Capital Markets

$662 million Follow-On Equity Offering at $22.15 per share
- On June 19, 2020, offered 29.9 million shares to be issued upon settlement of the forward sale agreement

Up to $750 million At-the-Market ("ATM") Equity Program
- During February 2020, issued 7.5 million shares raising net proceeds of $200 million
- During Q1 2019, issued 6.1 million shares raising net proceeds of $128 million

$2,473 million Follow-On Equity Offering at $21.50 per share
- On June 28, 2019, issued 50 million shares with the remaining 65 million shares to be issued upon settlement of the forward component of the offering
- On June 2, 2020, settled remaining 65 million share forward sale agreements

VICI Q2 2020 Supplemental Financial & Operating Data

21

Embedded Growth Pipeline

VICI

	Two Las Vegas Strip ROFRs (First Asset; Second Asset)					Put / Call Agreements			Baltimore ROFR[1]
	BALLY'S Las Vegas	Flamingo Las Vegas	Paris	planet hollywood Resort & Casino · Las Vegas	The LINQ	Harrah's Hoosier Park Racing & Casino	Indiana Grand Racing · Casino	Caesars Forum	Horseshoe Casino · Baltimore
Location / Jurisdiction	LV Strip	LV Strip	LV Strip	LV Strip	LV Strip	Anderson, IN	Shelbyville, IN	LV Strip	Baltimore, MD
Casino Space Sq. Ft.	68,400	72,300	95,300	64,500	32,900	55,300	105,100	--	122,000
# of Tables	70	110	100	110	60	28	61	--	210
# of Slots	940	1,120	980	1,070	780	1,710	2,070	--	2,200
# of Rooms	2,810	3,450	2,920	2,520	2,250	--	--	--	--
Highlights	• Opportunity to expand presence on Las Vegas Strip and potential to diversify tenant base					• Highly attractive Indianapolis market with the potential for growth from table games		• Bolsters Las Vegas asset base with newly built, world class convention center	• Furthers geographic diversification with urban core real estate
Terms	• Two ROFRs on Las Vegas Strip assets to be sold by Caesars (whether as a "WholeCo" or "OpCo/PropCo" sale) – First asset can only be Bally's, Flamingo, Paris or Planet Hollywood – Second asset can be from the same group plus The LINQ • Terms subject to negotiation					• 13.0x call / 12.5x put, commencing on Jan. 1, 2022 and expiring on Dec. 31, 2024		• 13.0x put from Jan. 1, 2024 to Dec. 31, 2024 • 13.0x call from the maturity date of the Caesars Forum Mortgage Loan in 2025 to Dec. 31, 2026[2]	• Terms subject to negotiation

1. Subject to any consent required from Caesars' joint venture partners with respect to Horseshoe Baltimore.
2. The amended Caesars Forum put/call agreement, as described herein, is conditioned upon the closing of the Caesars Forum Mortgage Loan and the Las Vegas Land Acquisition. The Caesars Forum Mortgage Loan is cross-conditioned with the Las Vegas Land Acquisition and subject to, among other things, the completion of due diligence and negotiation of definitive documentation. We can provide no assurances that the Caesars Forum Mortgage Loan or the Las Vegas Land Acquisition will close in the anticipated timeframe, on the contemplated terms or at all.

VICI Q2 2020 Supplemental Financial & Operating Data

22

Definitions of Non-GAAP Financial Measures FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (“NAREIT”), we define FFO as net income (or loss) (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments attributable to common stockholders, non-cash change in allowance for credit losses attributable to common stockholders, transaction costs incurred in connection with the acquisition of real estate investments, non-cash stock-based compensation expense, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate and gains (or losses) on debt extinguishment. The non-cash change in allowance for credit losses attributable to common stockholders consists of estimated credit loss for our investments in leases - direct financing and sales-type, investments in leases - financing receivables and investments in loans as a result of our adoption of ASU No. 2016-13 - Financial Instruments-Credit Losses (Topic 326). No similar adjustments are reflected in prior periods because the accounting standard was adopted effective January 1, 2020 and does not require retrospective application. Please see Note 6 - Allowance for Credit Losses in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 for further information. We calculate Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense and interest income (collectively, interest expense, net) and income tax expense. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. VICI Q2 2020 Supplemental Financial & Operating Data 23

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